BROADVISION (DELAWARE) LLC

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (the “Agreement”) is made as of November 14, 2008 between BroadVision Delaware LLC, a Delaware limited liability company (the “Company”), and CHRM LLC, a Delaware limited liability company (“Purchaser”).

Whereas, the Company desires to issue, and Purchaser desires to acquire, a limited liability company interest in the Company as herein described, on the terms and conditions hereinafter set forth; and

Whereas, the issuance of Shares (as hereinafter defined) hereby is being made in conformity with Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act);

Now, Therefore, It Is Agreed between the parties as follows:

1. Purchase and Sale of Shares.  Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of Twenty (20) Class B Shares of the Company (the “Shares”) at $100.00* per Share, for an aggregate purchase price of $2,000.00*, payable as follows:

Transfer of intellectual property rights pursuant to the
Technology Assignment Agreement attached as Exhibit A .............................................................$2,000.00*

The closing hereunder, including payment for and issuance of the Shares, shall occur concurrently with the execution of this Agreement.

2. Limitations on Transfer.  In addition to any other limitation on transfer created by applicable securities laws and the Company’s operating agreement, Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Shares except in compliance with the provisions herein, the Company’s operating agreement and applicable securities laws.  Furthermore, the Shares shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in the Company’s Bylaws or operating agreement.

3. Investment Representations.  In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.  Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Act.

(b) Purchaser understands that the Shares have not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Act or an exemption from such registration is available.  Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares.

(d) Purchaser is familiar with the provisions of Rules 144 and 701, under the Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the securities exempt under Rule 701 may be sold by Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the market stand-off provision described in Section 10 below.

In the event that the sale of the Shares do not qualify under Rule 701 at the time of purchase, then the Shares may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(e) Purchaser further understands that at the time Purchaser wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the Shares under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

(f) Purchaser further warrants and represents that Purchaser has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the purchase of the Shares by virtue of the business or financial expertise of himself or of professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

4. Market Stand-Off Agreement.  Purchaser shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by Purchaser, including the Shares (the “Restricted Securities”), for a period of time specified by the managing underwriter (not to exceed one hundred eighty (180) days, extendable by the managing underwriter under certain circumstances for up to an additional seventeen (17) days) following the effective date of a registration statement of the Company filed under the Act.  Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s Restricted Securities until the end of such period.

5. Refusal to Transfer.  The Company shall not be required (a) to transfer on its books any Shares of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

6. MISCELLANEOUS.

(a) Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or three days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

(b) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns.

(c) Attorneys’ Fees; Specific Performance.  Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d) Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of California.  The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e) Further Execution.  The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f) Independent Counsel.  Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley Godward Kronish LLP, counsel to the Company and that Cooley Godward Kronish LLP does not represent, and is not acting on behalf of, Purchaser.  Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.

(g) Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.  This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h) Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i) Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

            Company:

        BroadVision (Delaware) LLC

        By: /s/ Pehong Chen
                   Pehong Chen
                   Manager

             Address:   1600 Seaport Boulevard
                   North Building, Fifth Floor
                   Redwood City, CA 94063

                    Purchaser:

                    CHRM LLC

                    By: /s/ Pehong Chen
                  Pehong Chen
                  Manager

                   Address:   93 Ridgeview Drive
                                       Atherton, CA 94027

* Subject to adjustment under certain circumstances as provided in the Company’s operating agreement.

Exhibit A

TECHNOLOGY ASSIGNMENT AGREEMENT

This Technology Assignment Agreement (the “Agreement”) is made and entered into as of November 14, 2008 between CHRM LLC (“Assignor”) and BroadVision (Delaware) LLC, a Delaware limited liability company (the “Company”).  The parties hereto agree as follows.

1. Assignor hereby irrevocably assigns, sells, transfers and conveys to the Company all right, title and interest, on a worldwide basis, in and to the technology and other rights described in Schedule 1 attached hereto and all applicable intellectual property rights, on a worldwide basis, related thereto, including, without limitation, copyrights, trademarks, trade secrets,  patents, patent applications, moral rights, contract and licensing rights (the “Property”).  In consideration for such transfer of the Property, the Company shall issue to Assignor 20 of its Class B Shares (the “Payment”).  Assignor hereby acknowledges that it retains no right to use the Property and agrees not to challenge the validity of the Company’s ownership of the Property.

2. Upon each request by the Company, without additional consideration, Assignor agrees to promptly execute documents, testify and take other acts at the Company’s expense as the Company may deem necessary or desirable to procure, maintain, perfect, and enforce the full benefits, enjoyment, rights, title and interest, on a worldwide basis of the Property assigned hereunder, and render all necessary assistance in making application for and obtaining original, divisional, renewal, or reissued utility and design patents, copyrights, mask works, trademarks, trade secrets, and all other technology and intellectual property rights throughout the world related to any of the Property, in the Company’s name and for its benefit.  In the event the Company is unable for any reason, after reasonable effort, to secure Assignor’s signature on any document needed in connection with the actions specified herein, Assignor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and in its behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this paragraph with the same legal force and effect as if executed by Assignor.  Assignor hereby waives and quitclaims to the Company any and all claims, of any nature whatsoever, which Assignor now or may hereafter have for infringement of any Property assigned hereunder.

3. Assignor further agrees to deliver to the Company upon execution of this Agreement any and all tangible manifestations of the Property, including, without limitation, all notes, records, files and tangible items of any sort in its possession or under its control relating to the Property.  Such delivery shall include all present and predecessor versions.  In addition, Assignor agrees to provide to the Company from and after the execution of this Agreement and at the expense of the Company competent and knowledgeable assistance to facilitate the transfer of all information, know-how, techniques, processes and the like related to such tangible manifestation and otherwise comprising the intangible aspects of the Property.

4. Assignor represents and warrants to the Company that (a) Assignor is the sole owner of the Property and has full and exclusive right to assign the rights assigned herein, (b) Assignor has full right and power to enter into and perform this Agreement without the consent of any third party, (c) all of the Property is free and clear of all claims, liens, encumbrances and the like of any nature whatsoever, (d) the Property is an original work of Assignor, (e) none of the Property infringes, conflicts with or violates any patent or other intellectual property right of any kind (including, without limitation, any trade secret) or similar rights of any third party, (f) Assignor was not acting within the scope of employment or other service arrangements with any third party when conceiving, creating or otherwise performing any activity with respect to the Property, (g) the execution, delivery and performance of this Agreement does not conflict with, constitute a breach of, or in any way violate any arrangement, understanding or agreement to which Assignor is a party or by which Assignor is bound, and (h) Assignor has maintained the Property in confidence and has not granted, directly or indirectly, any rights or interest whatsoever in the Property to any third party.

5. Assignor further represents and warrants to the Company that no claim, whether or not embodied in an action past or present, of any infringement, of any conflict with, or of any violation of any patent, trade secret or other intellectual property right or similar right, has been made or is pending or threatened against Assignor relative to the Property.  Assignor agrees to promptly inform the Company of any such claim arising or threatened in the future with respect to the Property or any part thereof.

6. Assignor will indemnify and hold harmless the Company, from any and all claims, losses, liabilities, damages, expenses and costs (including attorneys’ fees and court costs) which result from a breach or alleged breach of any representation or warranty of Assignor (a “Claim”) set forth in this Agreement, provided that the Company gives Assignor written notice of any such Claim and Assignor has the right to participate in the defense of any such Claim at its expense.

7. This Agreement and the Exhibits attached hereto constitute the entire, complete, final and exclusive understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersedes any other prior or contemporaneous oral understanding or agreement or any other prior written agreement.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties hereto.

8. This Agreement will be governed and construed in accordance with the laws of the State of California as applied to transactions taking place wholly within California between California residents.  Assignor hereby expressly consents to the personal jurisdiction of the state and federal courts located in San Mateo County, California, for any lawsuit filed there against Assignor by the Company arising from or related to this Agreement.

9. If any provision of this Agreement is found invalid or unenforceable, in whole or in part, the remaining provisions and partially enforceable provisions will, nevertheless, be binding and enforceable.

10. Failure by either party to exercise any of its rights hereunder shall not constitute or be deemed a waiver or forfeiture of such rights.

11. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

                                            COMPANY:

        BroadVision (Delaware) LLC

        By: /s/ Pehong Chen
                   Pehong Chen
                   Manager

                    ASSIGNOR:

                    CHRM LLC

                    By: /s/ Pehong Chen
                  Pehong Chen
                  Manager

Schedule 1 to Technology Assignment Agreement

DESCRIPTION OF TECHNOLOGY

All right, title and interest of Assignor and of all persons claiming by, through and under Assignor in, to and under all intellectual property or other rights of any kind or description relating to the “CHRM” software development project currently being pursued by BroadVision, Inc. and its affiliates, however such rights may have been developed or acquired and whether or not such rights have been reduced to writing.

The types of rights assigned hereby include, without limitation: (a) trade secrets, inventions, ideas, processes, computer source and object code, data, formulae, programs, other works of authorship, know-how, improvements, discoveries, developments, designs, and techniques; (b) information regarding products, services, plans for research and development, marketing and business plans, budgets, financial statements, contracts, prices, suppliers, and customers; (c) information regarding the skills and compensation of employees, contractors, and any other service providers; and (d) the existence of any business discussions, negotiations, or agreements with any third party.